UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2024

SVB Financial Group

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39154	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2270 Sand Hill Road

Menlo Park, California 94025

(Address of principal executive offices) (Zip Code)

(650) 567-6900

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported, on March 17, 2023, SVB Financial Group (the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) for relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Company’s case is administered under the caption In re SVB Financial Group, Case No: 23-10367 (the “Chapter 11 Case”).

In connection with the Chapter 11 Case, on March 18, 2024, the Company entered into a definitive purchase agreement (the “Purchase Agreement”) with First Citizens Bancshares, Inc. and certain of its affiliates (collectively, “First Citizens”), pursuant to which the Company has agreed to sell to First Citizens 100% of the outstanding partnership interests in its Indian subsidiary, SVB Global Services India LLP. The Purchase Agreement is subject to final approval of the Bankruptcy Court and regulatory approval in India, as well as other customary closing conditions. A hearing to seek required Bankruptcy Court approval is scheduled for April 9, 2024, and the transaction is expected to close shortly thereafter.

Forward-Looking Statements

Various statements in this Form 8-K or documents referred to herein, including those that express a belief, expectation, target or intention, as well as those that are not statements of historical fact, are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and/or the Private Securities Litigation Reform Act of 1995, as applicable. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which include the following: the failure to obtain approval of the Purchase Agreement by the Bankruptcy Court, or, if the Purchase Agreement is approved by the Bankruptcy Court, to consummate the transaction, risks and uncertainties relating to the Chapter 11 Case, including but not limited to, the effects of the Chapter 11 Case on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case in general, the duration of the Chapter 11 Case, the Company’s ability to successfully implement a restructuring plan, risks associated with third-party motions in the Chapter 11 Case, risks related to the trading of the Company’s securities on the OTC Pink Market, the risk that the Chapter 11 Case may be converted to a case under Chapter 7 of the Bankruptcy Code, the potential adverse effects of the Chapter 11 Case on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s restructuring, as well as other risk factors. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SVB Financial Group (Company)

Date: March 20, 2024	By:	/s/ Nicholas Grossi
	Name:	Nicholas Grossi
	Title:	Interim Chief Financial Officer